EXHIBIT 10.04

[Seal on all pages of the original document:] MIGUEL ANGEL SARAVI (H). LICENSE No.: 2495. NOTARY PUBLIC. [Signature.] [Four illegible signatures appear at the bottom of each page.]

This Lease Agreement is made by and between CURTIDOS SAN LUIS S.A., with offices at Tronador 4890, piso 10º, Capital Federal, herein represented by Mr. Dante Aldo Prati, holder of Argentine Identity Document No. 12954501, and Mr. Julio Alberto Bozzelli, holder of Argentine Identity Document No. 5222282, in their capacity as Attorneys-in-fact, as evidenced by the documents submitted herein, which shall hereinafter be referred to as “LESSOR”; and MERCADO LIBRE S.A., with offices at Tronador 4890 – 8vo piso, Capital Federal, herein represented by Mr. Nicolás Szekasy, holder of D.N.I. No. 17,363,052 and Mr. Hernán Jorge Kazah, holder of Argentine Identity Document No. 21850737, in their capacity as Attorneys-in-fact, as evidenced by the documents submitted herein, hereinafter referred to as “LESSEE”, subject to the following terms and conditions:

1. PARTIES

When LESSOR and LESSEE shall be hereinafter jointly referred to as THE PARTIES.

2. THE PREMISES

The real property owned by LESSOR, which is the subject matter of this Lease Agreement, hereinafter referred to as the PREMISES, is described as follows: the entire eighth floor of the building located at Tronador 4890, Capital Federal, intended for use as business offices, with the right to use the surfaces designated in the condominium and administration bylaws as individual and common parts of the floors and 10 (ten) units used as parking spaces and located on the building’s underground floor, identified with numbers 6, 155, 157, 158, 159, 173, 193, 214, 223, 245, and a double parking space with number 111 which is closed and used as a storage room.

3. TERM

The lease term shall be thirty-six (36) months, from April 1, 2005 to March 31, 2008. Early termination of this lease shall be subject to the applicable laws in force (sections 8 and 29 bis of Law No. 23091), i.e., after lapse of the first six (6) month period starting on April 1, 2005, LESSEE may terminate this lease, and shall give notice at least 60 (sixty) days in advance to LESSOR. If LESSEE makes use of this option within the first year of this Lease Agreement, it shall pay to LESSOR an amount equivalent to 1.5 (one and a half) months of the rent in force at the time of termination as compensation and only 1 (one) month’s rent as compensation if this option is used after the first year of the lease.

4. PRICE AND PAYMENT CURRENCY

The monthly rent payable by LESSEE, which is mutually agreed by the parties, is US$ 7,288 (seven thousand, two hundred and eighty-eight United States Dollars) for the floor leased together with the parking spaces, all of which were specified in Clause 2 above. During the term of this Lease, the rent shall be paid in an amount of Argentine Pesos sufficient to purchase the amount of dollars specified above on the floating exchange rate market; payment shall be computed to the forward month, and rent shall be payable between the 1st and the 5th day of the respective month from April 1, 2005, at the address herein established by LESSOR. The minimum rent amount shall not be lower than twenty-one thousand, two hundred and eighty pesos (AR$ 21,280). LESSOR may choose to demand that payment be made in Argentine pesos in the amount necessary to purchase the specified amount of dollars on the Floating Exchange Rate Market in New York or Montevideo, at LESSOR’s option, and free of any expenses for LESSOR. It is hereby expressly established that the price is herein set in United States dollars because the parties understand that section 13 of Law No. 23928 has, in general, repealed section 1 of Law No. 23,091, which banned the setting of lease agreements’ prices in dollars, for which reason sections 617 and 619 of the Argentine Civil Code are now applicable. The parties freely agree that this amount shall be jointly reviewed every six months in order to make any equitable readjustments as deemed appropriate. The parties agree that, in the event of disagreement as to the rent amount, the dispute shall be submitted to the decision of arbitrators designated as amicable compounders. Each party shall appoint one arbitrator and such arbitrators shall render their award within ten business days from the acceptance of the position as arbitrators. Should there be any dispute between the appointed arbitrators, they shall designate a third arbitrator whose opinion shall be final, without the right to file an appeal with the Civil Court of Appeals. If the arbitrators fail to reach an agreement as to the appointment of the third arbitrator, such arbitrator shall be appointed by the L.J. RAMOS firm. In addition to the amount stated above, LESSEE shall, from April 1, 2005, pay any taxes due to the Autonomous Government of the City of Buenos Aires (Street Lighting, Sweeping and Cleaning, Pavement and Sidewalks, and Land Tax, known as “ABL”), Aguas Argentinas S.A. and the common expenses of the building, maintenance of the services provided at the Building, e.g.: Cafeteria, Gymnasium. The amount of ordinary expenses, common expenses, taxes, assessments, and services shall be calculated according to the percentage established in Annex I, which is an integral part of this Agreement. The services used by LESSEE to carry out its business activities and which are not mentioned above, such as electricity, telephone services and other services which are not covered by the common expenses shall be borne by LESSEE from April 1, 2005, the effective date of this Agreement. The Value-added Tax (VAT), like any other taxes which in the future may be levied on leases, is not included in the rent amount and shall be borne by LESSEE.

5. SECURITY DEPOSIT

LESSEE herein delivers to LESSOR the amount of US$ 14,576 (fourteen thousand, five hundred and seventy-six United States Dollars) as security deposit, equivalent to two months’ rent, and this agreement shall be sufficient evidence of receipt thereof. Such amount shall not accrue any interest whatsoever and shall be used as compensation for any damages that LESSEE may cause to the leased premises from the moment delivery of possession is received. The amount shall be reimbursed to LESSEE upon termination of the agreement and when the premises are returned in the conditions established herein and once any amounts owed or necessary to restore the missing items or items to be replaced have been deducted. The parties agree that LESSOR’s failure to reimburse the amount given as Security Deposit by LESSEE shall empower LESSEE, once the premises are delivered in the agreed-upon conditions and the proportional amounts owed by LESSEE for the consumption of public utility services are paid, all of which shall not exceed a period of twenty (20) business days from the date the premises are delivered to LESSOR to file for a summary proceeding claiming the undue withholding of the amount without prior notice to LESSOR being necessary. The delayed reimbursement of the security deposit shall entail the LESSOR’s default and undue withholding of the amount, and shall consequently accrue a monthly penalty interest equivalent to 2% of the monthly rent for the period during which the security deposit was withheld since the termination of the agreement and the delivery of the leased premises until effective reimbursement. The PARTIES agree that such amount shall be paid at LESSOR’s offices located at Tronador 4890 10º piso, Capital Federal.

6. USE OF THE PREMISES

LESSEE undertakes to use the leased premises to conduct its business activities, by using them as an office only. This agreement shall not be assigned or transferred, whether in whole or in part, unless such assignment or transfer is made to subsidiaries, affiliates or companies that are LESSEE’s legal successors, which shall assume all of LESSEE’s obligations. Notwithstanding the foregoing, and should the authorized transfer be made, LESSEE shall duly notify LESSOR of this circumstance. This clause shall not be restrictively construed, and thus LESSEE may designate the premises as the legal and/or administrative and fiscal domicile of all the companies and/or entities owned by MERCADO LIBRE S.A. which conduct business in the Argentine Republic through LESSEE.

7. TELEPHONE LINES

The installation, maintenance and ownership of telephone lines shall be borne by LESSEE.

8. DEFAULT

Should LESSEE fail to timely pay the rent, notwithstanding any other actions that LESSOR could institute, LESSEE shall pay compensatory interest and penalty interest equal to 2% (two percent) per month on the amount owed to LESSOR during the delinquency period. Default payment shall, in any event, occur as a result of the mere lapse of time, without any court or out-of-court demand notice being necessary.

9. RETURN OF THE PREMISES

Upon termination of this Agreement, LESSEE undertakes to return the PREMISES which are the subject matter hereof without any court or out-of-court demand notice being necessary, and with all taxes, assessments and services payable by it duly paid, clean and in good state of repair, except for normal deterioration caused by the ordinary wear and tear. Delivery of the premises shall be evidenced by means of a written document issued by a representative of LESSOR. LESSOR shall give LESSEE a 15-day written notice prior to the expiration of the term of the lease to inform to whom such delivery shall be made, and who shall perform a general inspection of the leased premises together with LESSEE in order to verify their condition. For such purpose, a record shall be prepared detailing the state of repair of the PREMISES and describing whether there are any damages or missing items. LESSEE shall repair any such damages or pay any missing items, except for the ordinary wear and tear resulting from the appropriate use of the premises and the lapse of time. Upon expiration of the lease term, the fixed improvements made by LESSEE shall remain with the premises for the benefit of the LESSOR, unless these can be withdrawn from the PREMISES without causing damages or modifications that may alter the original condition of the received property, and this shall be under the charge of LESSEE. In the event LESSEE fails to return the PREMISES, it shall pay, in addition to the monthly rent amount, 1/30 part of the monthly rent amount for each day of delay as penalty, and actual damages.

10. TERMINATION

The breach by one party of any of its obligations under this Agreement shall entitle the other to terminate this agreement, provided prior notice is given demanding compliance or that the breach be cured within no more than fifteen (15) days. Upon expiration of this period, and should non-compliance continue, the non-breaching party shall consider the agreement automatically terminated by the breaching party.

11. CONDOMINIUM, ADMINISTRATION BYLAWS AND INTERNAL BYLAWS.

LESSOR shall deliver to LESSEE the condominium and administration bylaws and the internal bylaws for information and compliance purposes. Temporarily, until those bylaws become effective, the rules related to the operation and aesthetics of the Building, which are attached hereto as Annex II and are an integral part hereof, shall apply.

12. FORCE MAJEURE, ENTIRE AGREEMENT, AMENDMENTS

Acts of God and force majeure events shall be governed by sections 513 and 514 of the Argentine Civil Code in all aspects related to their nature, occurrence, characteristics and consequences. Should an event considered to be an act of God or a force majeure event in accordance with the regulations in force occur, the party affected thereby shall notify the other of the occurrence of such event and of the means to be used to deal with such event within 48 (forty-eight) business hours, indicating the estimated period during which it shall not be able to comply with the contractual obligations affected by the event. This shall apply provided that notice is given within the stated term. This Agreement constitutes the entire and exclusive agreement of the PARTIES and supersedes any other previous agreement as well as all the oral or written proposals and any other communications between them which may have been sent prior to the execution of this Agreement (Section 1197 of the Argentine Civil Code). Any amendment to or extension of this Agreement shall be made in writing by mutual agreement of the Parties.

13. JURISDICTION. ADDRESSES

For all purposes, the PARTIES submit to the jurisdiction of the Civil Courts in and for the City of Buenos Aires (Capital Federal), and waive their right to resort to any other competent courts. To all pertinent effects, the PARTIES set their addresses at the ones set out above, where all court or out-of-court notices shall be deemed to have been validly given.

In witness whereof, the parties have executed this Agreement in two (2) counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument, in the City of Buenos Aires, on March 31, 2005.

[Signatures.]

ANNEX I

PANAMERICANA PLAZA BUILDING

MAINTENANCE EXPENSES DISTRIBUTION BASE

SURFACES (in sq m)

	TOTAL	Elevator and stairs	Hall	Bathroom	Air Cond. Room	OWN SURFACE
1st Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

2nd Floor XXXX						913.54

3rd Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

4th Floor XXXX						736.78

4th Floor XXXX						176.76

5th Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

6th Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

7th Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

8th Floor Mercado Libre	1,012.78	-89.74	-21.39	3.47	8.40	913.54

9th A Floor XXXX	506.39	-44.87	-10.69	1.74	4.20	456.77

9th B Floor XXXX	506.39	-44.87	-10.69	1.74	4.20	456.77

10th Floor XXXX	1,012.78	-89.74	-21.39	3.47	8.40	913.54

11th Floor XXXX	998.16	-89.74	-21.39	3.47	8.40	898.92

12th Floor XXXX	920.48	-89.74	-21.39	3.47	8.40	921.24

13th Floor XXXX	897.08	-89.74	-21.39	3.47	8.40	797.84

14th Floor XXXX	812.28	-89.74	-21.39	3.47	8.40	713.04

First basement (SADESA)						65.00

Living (SADESA)						33.62

Minibank XXXX						58.12

Storage Room 2 (SADESA)						28.00

Storage Room 3						60.00

Storage Room 4						30.00

Storage Room 6						22.00

			Sub-total sq m building			12,663.13
Parking Space 1st basement	Amount 72					914.75

Parking Space 2nd basement	Amount 100					1,282.53

Parking Space 3rd basement	Amount 74					927.30

			Sub-total sq m garages			3,124.58

			TOTAL own sq m			15,787.71

Parking Spaces
Surf. own sq m	3,124.58
Amount	246
Average surface each	12.70

Distribution:	$	Sq m	Diff.	$/sq m
1) Common expenses Parking Spaces and Building		15,787.71

2) Building’s expenses		12,663.13

Government of the City of Buenos Aires (A.B.L.)	Pursuant to the individual calculation issued by the Government of the City of Buenos Aires

TOTAL MONTHLY MAINTENANCE EXPENSES:	sq m of the Building * (2 + 4) + sq m of parking spaces * (1+3)

	Sq m	Expenses $/sq m	Subtotal	A.B.L.	TOTAL
9 A Floor	456.77	XXX	XXX	XXX	XXX

Parking Spaces (5)	63.50	XXX	XXX	XXX	XXX

Total per month					XXX

APPENDIX II TO PANAMERICANA PLAZA BUILDING LEASE AGREEMENT

Lessee agrees to the conditions contained herein and to have them complied with by its personnel and visitors.

HOURS AND USE OF THE BUILDING

The authorized hours for entry into and exit out of the building are from EIGHT AM (8:00 am) to EIGHT PM (8:00 pm) on MONDAYS through FRIDAYS, and from EIGHT AM (8:00 am) to ONE PM (1:00 pm) on SATURDAYS. Within these hours, the offices and the garage shall be available for entry and exit by the lessees, their permanent personnel and visitors. Outside those hours, only those duly authorized by LESSEE may enter and exit the premises. Lessee agrees to notify the building manager in writing of the names and Argentine ID numbers of the permanent personnel who, under Lessee’s responsibility, are authorized to enter the building, stating whether they are allowed to enter the building only within the established hours or whether they may also do so outside those hours.

The central services of the building shall be provided on Mondays through Fridays from 8 am to 8 pm. Lessee may require that this time period be extended at its own expense.

Every visitor entering the building shall identify themselves to the security personnel, who will hand over a magnetic card indicating which floor they can access. The magnetic card shall be returned upon exit.

Those entering the building shall only access the floor they were authorized to enter and, from time to time, they may access the garage, the warehouses, the dining hall and other common areas of the premises provided they are accompanied by lessee’s permanent personnel. It is prohibited, even for the lessees and their permanent personnel, to access the machinery room, flat or terrace roofs or any other rooms with engines and/or machinery for the operation of the central services.

LESSEE shall have the right to access common areas where LESSEE keeps its own installations, provided prior notice is given to: LESSOR / MANAGER / COMPANY IN CHARGE OF THE BUILDING’S MAINTENANCE.

SECURITY

The building has security personnel in charge of controlling the entry and exit of people and/or objects and overseeing the common areas and the garage. Permanent personnel and visitors shall identify themselves and show the contents of briefcases, handbags, packages or any objects they carry or bring inside vehicles, whenever so required, and shall comply with the requirements of the building’s security personnel.

CLEANING

The building has personnel for the cleaning of the common areas of the premises and the exterior of windows.

FAÇADE AND LIGHTING

Lessees shall not modify the façade of the building or paint or modify the ceiling, walls or lining of the exterior of the building or which otherwise constitute common areas of the premises, such as elevator halls. No modifications or new installations shall be made with respect to the inner lighting of the floors which cause changes in the exterior of the building when lit up. In the exterior windows, with LESSOR’s prior authorization, only Venetian Mini-line model blinds, with (16) sixteen-millimeter slats, color aluminum 7010 shall be installed.

The interior divisions shall be made with dry materials only, subject to all applicable legal provisions.

SAFETY AND HYGIENE

Lessees shall comply with the safety and hygiene rules established by the applicable legal provisions. Within the leased unit, in accordance with such safety rules and subject to the internal divisions made, they shall install the fire fighting and smoke detection equipment of each floor. They shall not store cleaning equipment or any other objects in the halls.

No flammables shall enter the building and no waste, fluids or objects shall be flushed down the sanitary sewer system which may affect the pipes or cause obstructions.

ATM

The building has a “Banelco” ATM service that may be used by any of the persons authorized to enter the building; the cost of this service is included in the building’s maintenance costs.

DINING HALL

The dining hall, authorized by the owner to operate within the premises, may be used by lessee’s permanent personnel or any other person authorized by lessee. The dining service is provided by a company independent from the building’s owner and manager. Therefore, lessee shall agree with the dining service personnel on the use of the dining hall and the hours of service provision. It is expressly prohibited to prepare meals in the leased floors.

GYMNASIUM

The building has a gymnasium, whose operation cost is the responsibility of the lessees and is included in the building’s common maintenance costs. The gymnasium shall be exclusively used by building occupants and is operated by professionals.

GARAGE

The garage of the building shall be solely used for parking cars, station wagons and pick-up trucks. Lessee shall notify the Manager in writing of the names and Argentine ID numbers of the persons authorized to use the garage. The garage shall be used at the users’ sole expense and risk. Any damage suffered by the vehicles, and the theft of the vehicles or their contents shall be users’ responsibility.

BUILDING PERSONNEL AND MANAGER

The building personnel, including cleaning and security personnel, shall receive instructions or orders only from the Manager; it is prohibited for the lessees and/or their personnel to use the building personnel’s services for private activities, tasks or services.

The lessees shall notify the Manager in writing of any claims or complaints in connection with building objects or services, and shall notify the Manager immediately of any damage or problems within the leased premises and allow the entrance to the relevant people for the repair of the common areas of the premises.

INSTALLATION OF RADIOS AND OTHER DEVICES

The use of radios or other communication devices which require the installation of antennas in the building shall be previously authorized in writing by CURTIDOS SAN LUIS S.A.

[Signatures]

For the purposes of the authentication of signatures, we do hereby ratify this Lease Agreement and Appendixes, consisting of eight pages. Buenos Aires, June 27, 2005.

[Signatures]

Signature(s) authenticated on page No. T390055. Buenos Aires, 06/27/2005.

ANNEX	000390055

June 27, 2005.

[Illegible]

1) Nicolas Carlos SZEKASY, holder of Argentine ID number 17,363,052, 2) Hernan Jorge KAZAH, holder of Argentine ID number 21,850,737, claiming to act on behalf of the company with offices in this City, which operates under the name “MERCADO LIBRE SOCIEDAD ANONIMA”, registered with the Business Organizations Regulatory Agency on 07/29/1999, under No. 10800, Book 5 of Corporations, as evidenced by the General Power of Attorney granting Administration and Disposition Powers dated 12/17/2003, recorded on page 2772 of Notarial Registry 841 of this city, which I have had before me, and which grants them sufficient powers to perform this act. – 3) Dante Aldo PRATI, holder of Argentine ID number 12,954,501 and 4) Julio Alberto BOZZELLI, holder of Argentine ID number 5,222,282, claiming to act on behalf of the company with offices in the Province of San Luis, which operates under the name “CURTIDOS SAN LUIS S.A.”, registered with the Registrar of Companies of the Province of San Luis on September 25, 1986, in Book 31, on Page 27, under number 5, as evidenced by the Special Power of Attorney granted before me, to which I refer, whereby sufficient powers are granted to perform this act. – This act is for the RATIFICATION OF THE LEASE AGREEMENT, executed in two counterparts of four pages and two appendixes each, making a total of eight pages. This appendix corresponds to page F 1728027. – This document is issued at the request of the undersigned for its submission to the relevant authorities. [Handwritten:] “A total of eight pages”. [Signature]

[Seal on all pages of the agreement:] Miguel Angel Saravi (h). Notary Public. License No. 2495.

[Signature]